Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			BlackRock High Yield Portfolio


Security:			Catamaran Corp. (CUSIP 148887AA0)


Date Purchased:			03/07/14


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		865,000


Total Principal Purchased
by the Portfolio *:		865,000 USD


Commission or Spread:		1.500%


Broker:				Bank of America Merrill Lynch


Member:				PNC Capital Markets LLC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			BlackRock High Yield Portfolio


Security:			Amsted Industries, Inc. (CUSIP 032177AE7)


Date Purchased:			03/03/14


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		894,000


Total Principal Purchased
by the Portfolio *:		894,000 USD


Commission or Spread:		1.500%


Broker:				Wells Fargo Advisors


Member:				PNC Capital Markets LLC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			BlackRock High Yield Portfolio


Security:			CONSOL Energy, Inc. (CUSIP 20854PAJ8)


Date Purchased:			04/10/14


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		3,804,000


Total Principal Purchased
by the Portfolio *:		3,804,000 USD


Commission or Spread:		1.250%


Broker:				JPMorgan Securities LLC


Member:				PNC Capital Markets LLC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			BlackRock High Yield Portfolio


Security:			Energy XXI Gulf Coast, Inc. (CUSIP 29276KAT8)


Date Purchased:			05/12/14


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		686,000


Total Principal Purchased
by the Portfolio *:		686,000 USD


Commission or Spread:		1.500%


Broker:				Credit Suisse Securities LLC


Member:				PNC Capital Markets LLC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			BlackRock High Yield Portfolio


Security:			Alpha Natural Resources, Inc. (CUSIP 02076XAG7)


Date Purchased:			05/13/14


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		740,000


Total Principal Purchased
by the Portfolio *:		740,000 USD


Commission or Spread:		1.750%


Broker:				Bank of America Merrill Lynch


Member:				PNC Capital Markets LLC

Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			BlackRock High Yield Portfolio


Security:			TransDigm, Inc. (CUSIP 893647AU1)


Date Purchased:			05/20/14


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		1,825,000


Total Principal Purchased
by the Portfolio *:		1,825,000 USD


Commission or Spread:		0.875%


Broker:				Morgan Stanley & Co., Inc.


Member:				PNC Capital Markets LLC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			BlackRock High Yield Portfolio


Security:			TransDigm, Inc. (CUSIP 893647AV9)


Date Purchased:			05/20/14


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		1,735,000


Total Principal Purchased
by the Portfolio *:		1,735,000 USD


Commission or Spread:		1.750%


Broker:				Morgan Stanley & Co., Inc.


Member:				PNC Capital Markets LLC


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Anheuser-Busch InBev Finance, Inc. (CUSIP 03524BAE6)


Date Purchased:			01/22/14


Price Per Share:		99.975 USD


Shares Purchased
by the Portfolio *:		1,000,000


Total Principal Purchased
by the Portfolio *:		999,750 USD


Commission or Spread:		0.450%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Electricite de France (CUSIP 268317AL8)


Date Purchased:			01/13/14


Price Per Share:		96.953 USD


Shares Purchased
by the Portfolio *:		1,100,000


Total Principal Purchased
by the Portfolio *:		1,066,483 USD


Commission or Spread:		1.020%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Mondelez International, Inc. (CUSIP 609207AB1)


Date Purchased:			01/09/14


Price Per Share:		99.892 USD


Shares Purchased
by the Portfolio *:		1,800,000


Total Principal Purchased
by the Portfolio *:		1,798,056 USD


Commission or Spread:		0.450%


Broker:				RBS Securities, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			New York Life Global Funding (CUSIP 64952WBR3)


Date Purchased:			01/16/14


Price Per Share:		99.787 USD


Shares Purchased
by the Portfolio *:		317,000


Total Principal Purchased
by the Portfolio *:		316,325 USD


Commission or Spread:		0.150%


Broker:				Credit Suisse Securities LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Union Pacific Corp. (CUSIP 907818DV7)


Date Purchased:			01/07/14


Price Per Share:		99.247 USD


Shares Purchased
by the Portfolio *:		650,000


Total Principal Purchased
by the Portfolio *:		645,106 USD


Commission or Spread:		0.650%


Broker:				Barclays Capital, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Wells Fargo & Co. (CUSIP 94974BFR6)


Date Purchased:			01/16/14


Price Per Share:		99.831 USD


Shares Purchased
by the Portfolio *:		1,900,000


Total Principal Purchased
by the Portfolio *:		1,896,789 USD


Commission or Spread:		0.400%


Broker:				Wells Fargo Advisors


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			BNZ International Funding, Ltd. (CUSIP 05579LAA1)


Date Purchased:			02/25/14


Price Per Share:		99.967 USD


Shares Purchased
by the Portfolio *:		842,000


Total Principal Purchased
by the Portfolio *:		841,722 USD


Commission or Spread:		0.250%


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Cisco Systems, Inc. (CUSIP 17275RAP7)


Date Purchased:			02/24/14


Price Per Share:		99.818 USD


Shares Purchased
by the Portfolio *:		186,000


Total Principal Purchased
by the Portfolio *:		185,661 USD


Commission or Spread:		0.300%


Broker:				Barclays Capital, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Illinois Tool Works, Inc. (CUSIP 452308AU3)


Date Purchased:			02/18/14


Price Per Share:		99.871 USD


Shares Purchased
by the Portfolio *:		252,000


Total Principal Purchased
by the Portfolio *:		251,675 USD


Commission or Spread:		0.350%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Novartis Capital Corp. (CUSIP 66989HAG3)


Date Purchased:			02/18/14


Price Per Share:		99.287 USD


Shares Purchased
by the Portfolio *:		863,000


Total Principal Purchased
by the Portfolio *:		856,847 USD


Commission or Spread:		0.450%


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			USAA Auto Owner Trust (CUSIP 90290KAB1)


Date Purchased:			02/25/14


Price Per Share:		99.996 USD


Shares Purchased
by the Portfolio *:		577,000


Total Principal Purchased
by the Portfolio *:		576,977 USD


Commission or Spread:		0.190%


Broker:				Credit Suisse Securities LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Arizona Public Service Co. (CUSIP 040555CQ5)


Date Purchased:			06/09/14


Price Per Share:		99.908 USD


Shares Purchased
by the Portfolio *:		696,000


Total Principal Purchased
by the Portfolio *:		695,360 USD


Commission or Spread:		0.880%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			ERP Operating L.P. (CUSIP 26884ABC6)


Date Purchased:			06/16/14


Price Per Share:		99.900 USD


Shares Purchased
by the Portfolio *:		538,000


Total Principal Purchased
by the Portfolio *:		537,462 USD


Commission or Spread:		0.600%


Broker:				UBS Securities LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Express Scripts Holding Co. (CUSIP 30219GAK4)


Date Purchased:			06/02/14


Price Per Share:		99.272 USD


Shares Purchased
by the Portfolio *:		300,000


Total Principal Purchased
by the Portfolio *:		297,816 USD


Commission or Spread:		0.650%


Broker:				Credit Suisse Securities LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Home Depot, Inc. (CUSIP 437076BF8)


Date Purchased:			06/09/14


Price Per Share:		98.447 USD


Shares Purchased
by the Portfolio *:		143,000


Total Principal Purchased
by the Portfolio *:		140,779 USD


Commission or Spread:		0.880%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Johnson Controls, Inc. (CUSIP 478373AC7)


Date Purchased:			06/10/14


Price Per Share:		99.948 USD


Shares Purchased
by the Portfolio *:		277,000


Total Principal Purchased
by the Portfolio *:		276,856 USD


Commission or Spread:		0.650%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Johnson Controls, Inc. (CUSIP 478373AE3)


Date Purchased:			06/10/14


Price Per Share:		99.794 USD


Shares Purchased
by the Portfolio *:		87,000


Total Principal Purchased
by the Portfolio *:		86,821 USD


Commission or Spread:		1.000%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Macquarie Bank, Ltd. (CUSIP 55608PAH7)


Date Purchased:			06/16/14


Price Per Share:		99.939 USD


Shares Purchased
by the Portfolio *:		699,000


Total Principal Purchased
by the Portfolio *:		698,574 USD


Commission or Spread:		0.280%


Broker:				Wells Fargo Advisors


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Monsanto Co. (CUSIP 61166WAN1)


Date Purchased:			06/26/14


Price Per Share:		99.355 USD


Shares Purchased
by the Portfolio *:		159,000


Total Principal Purchased
by the Portfolio *:		157,974 USD


Commission or Spread:		0.880%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Monsanto Co. (CUSIP 61166WAT8)


Date Purchased:			06/26/14


Price Per Share:		99.815 USD


Shares Purchased
by the Portfolio *:		647,000


Total Principal Purchased
by the Portfolio *:		645,803 USD


Commission or Spread:		0.630%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Monsanto Co. (CUSIP 61166WAU5)


Date Purchased:			06/26/14


Price Per Share:		99.940 USD


Shares Purchased
by the Portfolio *:		500,000


Total Principal Purchased
by the Portfolio *:		499,700 USD


Commission or Spread:		0.650%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Monsanto Co. (CUSIP 61166WAQ4)


Date Purchased:			06/26/14


Price Per Share:		99.083 USD


Shares Purchased
by the Portfolio *:		133,000


Total Principal Purchased
by the Portfolio *:		131,780 USD


Commission or Spread:		1.000%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			New York Life Global Funding (CUSIP 64952WBT9)


Date Purchased:			06/11/14


Price Per Share:		99.887 USD


Shares Purchased
by the Portfolio *:		746,000


Total Principal Purchased
by the Portfolio *:		745,157 USD


Commission or Spread:		0.240%


Broker:				Credit Suisse Securities LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Oracle Corp. (CUSIP 68389XAV7)


Date Purchased:			06/30/14


Price Per Share:		99.960 USD


Shares Purchased
by the Portfolio *:		857,000


Total Principal Purchased
by the Portfolio *:		856,657 USD


Commission or Spread:		0.700%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Oracle Corp. (CUSIP 68389XBA2)


Date Purchased:			06/30/14


Price Per Share:		99.855 USD


Shares Purchased
by the Portfolio *:		750,000


Total Principal Purchased
by the Portfolio *:		748,913 USD


Commission or Spread:		0.300%


Broker:				Wells Fargo Advisors


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Penske Truck Leasing Co. L.P./PTL Finance Corp. (CUSIP 709599AQ7)


Date Purchased:			06/12/14


Price Per Share:		99.972 USD


Shares Purchased
by the Portfolio *:		172,000


Total Principal Purchased
by the Portfolio *:		171,952 USD


Commission or Spread:		0.240%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Sempra Energy (CUSIP 816851AV1)


Date Purchased:			06/10/14


Price Per Share:		99.708 USD


Shares Purchased
by the Portfolio *:		709,000


Total Principal Purchased
by the Portfolio *:		706,930 USD


Commission or Spread:		0.650%


Broker:				Deutsche Bank Securities


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Target Corp. (CUSIP 87612EBD7)


Date Purchased:			06/17/14


Price Per Share:		99.556 USD


Shares Purchased
by the Portfolio *:		484,000


Total Principal Purchased
by the Portfolio *:		481,851 USD


Commission or Spread:		0.450%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Verizon Communications, Inc. (CUSIP 92343VCE2)


Date Purchased:			06/04/14


Price Per Share:		99.950 USD


Shares Purchased
by the Portfolio *:		889,000


Total Principal Purchased
by the Portfolio *:		888,556 USD


Commission or Spread:		0.250%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.



Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Anheuser-Busch InBev Finance, Inc. (CUSIP 035242AE6)


Date Purchased:			01/22/14


Price Per Share:		99.802 USD


Shares Purchased
by the Portfolio *:		320,000


Total Principal Purchased
by the Portfolio *:		319,366 USD


Commission or Spread:		0.350%


Broker:				Barclays Capital, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Bank of New York Mellon Corp. (CUSIP 06406HCS6)


Date Purchased:			01/28/14


Price Per Share:		99.635 USD


Shares Purchased
by the Portfolio *:		167,000


Total Principal Purchased
by the Portfolio *:		166,390 USD


Commission or Spread:		0.150%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Electricite de France (CUSIP 268317AK0)


Date Purchased:			01/13/14


Price Per Share:		96.726 USD


Shares Purchased
by the Portfolio *:		165,000


Total Principal Purchased
by the Portfolio *:		159,598 USD


Commission or Spread:		0.780%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Fedex Corp. (CUSIP 31428XAW6)


Date Purchased:			01/06/14


Price Per Share:		99.831 USD


Shares Purchased
by the Portfolio *:		60,000


Total Principal Purchased
by the Portfolio *:		59,899 USD


Commission or Spread:		0.880%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Orange S.A. (CUSIP 685218AB5)


Date Purchased:			01/30/14


Price Per Share:		99.621 USD


Shares Purchased
by the Portfolio *:		70,000


Total Principal Purchased
by the Portfolio *:		69,735 USD


Commission or Spread:		0.350%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Freescale Semiconductor, Ltd. (CUSIP G3727Q101)


Date Purchased:			02/12/14


Price Per Share:		18.500 USD


Shares Purchased
by the Portfolio *:		1,900


Total Principal Purchased
by the Portfolio *:		35,150 USD


Commission or Spread:		0.648 USD


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			AT&T, Inc. (CUSIP 00206RCG5)


Date Purchased:			06/03/14


Price Per Share:		99.636 USD


Shares Purchased
by the Portfolio *:		270,000


Total Principal Purchased
by the Portfolio *:		269,017 USD


Commission or Spread:		0.750%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Express Scripts Holding Co. (CUSIP 30219GAK4)


Date Purchased:			06/02/14


Price Per Share:		99.272 USD


Shares Purchased
by the Portfolio *:		249,000


Total Principal Purchased
by the Portfolio *:		247,187 USD


Commission or Spread:		0.650%


Broker:				Credit Suisse Securities LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Home Depot, Inc. (CUSIP 437076BF8)


Date Purchased:			06/09/14


Price Per Share:		98.447 USD


Shares Purchased
by the Portfolio *:		165,000


Total Principal Purchased
by the Portfolio *:		162,438 USD


Commission or Spread:		0.880%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Intesa Sanpaolo S.p.A. (CUSIP 46115HAT4)


Date Purchased:			06/19/14


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		200,000


Total Principal Purchased
by the Portfolio *:		200,000 USD


Commission or Spread:		0.550%


Broker:				Wells Fargo Advisors


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Johnson Controls, Inc. (CUSIP 478373AC7)


Date Purchased:			06/10/14


Price Per Share:		99.948 USD


Shares Purchased
by the Portfolio *:		98,000


Total Principal Purchased
by the Portfolio *:		97,949 USD


Commission or Spread:		0.650%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Kansas Gas & Electric Co. (CUSIP 485260BM4)


Date Purchased:			06/25/14


Price Per Share:		99.747 USD


Shares Purchased
by the Portfolio *:		190,000


Total Principal Purchased
by the Portfolio *:		189,519 USD


Commission or Spread:		0.880%


Broker:				Barclays Capital, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Martin Marietta Materials, Inc. (CUSIP 573284AL0)


Date Purchased:			06/23/14


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		320,000


Total Principal Purchased
by the Portfolio *:		320,000 USD


Commission or Spread:		0.450%


Broker:				Deutsche Bank Securities


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Monsanto Co. (CUSIP 61166WAR2)


Date Purchased:			06/26/14


Price Per Share:		99.903 USD


Shares Purchased
by the Portfolio *:		325,000


Total Principal Purchased
by the Portfolio *:		324,685 USD


Commission or Spread:		0.450%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Monsanto Co. (CUSIP 61166WAU5)


Date Purchased:			06/26/14


Price Per Share:		99.940 USD


Shares Purchased
by the Portfolio *:		100,000


Total Principal Purchased
by the Portfolio *:		99,940 USD


Commission or Spread:		0.650%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			New York Life Global Funding (CUSIP 64952WBT9)


Date Purchased:			06/11/14


Price Per Share:		99.887 USD


Shares Purchased
by the Portfolio *:		365,000


Total Principal Purchased
by the Portfolio *:		364,588 USD


Commission or Spread:		0.240%


Broker:				Credit Suisse Securities LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Oracle Corp. (CUSIP 68389XBA2)


Date Purchased:			06/30/14


Price Per Share:		99.855 USD


Shares Purchased
by the Portfolio *:		225,000


Total Principal Purchased
by the Portfolio *:		224,674 USD


Commission or Spread:		0.300%


Broker:				Wells Fargo Advisors


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Oracle Corp. (CUSIP 68389XAW5)


Date Purchased:			06/30/14


Price Per Share:		99.951 USD


Shares Purchased
by the Portfolio *:		230,000


Total Principal Purchased
by the Portfolio *:		229,887 USD


Commission or Spread:		0.750%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Sempra Energy (CUSIP 816851AV1)


Date Purchased:			06/10/14


Price Per Share:		99.708 USD


Shares Purchased
by the Portfolio *:		170,000


Total Principal Purchased
by the Portfolio *:		169,504 USD


Commission or Spread:		0.650%


Broker:				Deutsche Bank Securities


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Target Corp. (CUSIP 87612EBD7)


Date Purchased:			06/17/14


Price Per Share:		99.556 USD


Shares Purchased
by the Portfolio *:		103,000


Total Principal Purchased
by the Portfolio *:		102,543 USD


Commission or Spread:		0.450%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Williams Patners L.P. (CUSIP 96950FAP9)


Date Purchased:			06/24/14


Price Per Share:		99.229 USD


Shares Purchased
by the Portfolio *:		360,000


Total Principal Purchased
by the Portfolio *:		357,224 USD


Commission or Spread:		0.880%


Broker:				RBS Securities, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Small Cap Value Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Small Cap Value Portfolio


Security:			FireEye, Inc. (CUSIP 31816Q101)


Date Purchased:			03/06/14


Price Per Share:		82.000 USD


Shares Purchased
by the Portfolio *:		15,300


Total Principal Purchased
by the Portfolio *:		1,254,600 USD


Commission or Spread:		2.460 USD


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Small Cap Value Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Small Cap Value Portfolio


Security:			Q2 Holdings, Inc. (CUSIP 74736L109)


Date Purchased:			03/20/14


Price Per Share:		13.000 USD


Shares Purchased
by the Portfolio *:		2,000


Total Principal Purchased
by the Portfolio *:		26,000 USD


Commission or Spread:		0.910 USD


Broker:				Stifel Nicolaus & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Small Cap Value Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Small Cap Value Portfolio


Security:			RSP Permian, Inc. (CUSIP 74978Q105)


Date Purchased:			01/17/14


Price Per Share:		19.500 USD


Shares Purchased
by the Portfolio *:		115,300


Total Principal Purchased
by the Portfolio *:		2,248,350 USD


Commission or Spread:		1.121 USD


Broker:				Barclays Capital, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Small Cap Value Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Small Cap Value Portfolio


Security:			Care.com (CUSIP 141633107)


Date Purchased:			01/23/14


Price Per Share:		17.000 USD


Shares Purchased
by the Portfolio *:		6,700


Total Principal Purchased
by the Portfolio *:		113,900 USD


Commission or Spread:		1.190 USD


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Small Cap Value Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Small Cap Value Portfolio


Security:			Ultragenyx Pharmaceutical, Inc. (CUSIP 90400D108)


Date Purchased:			01/31/14


Price Per Share:		21.000 USD


Shares Purchased
by the Portfolio *:		8,600


Total Principal Purchased
by the Portfolio *:		180,600 USD


Commission or Spread:		1.470 USD


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Small Cap Value Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Small Cap Value Portfolio


Security:			Inogen, Inc. (CUSIP 45780L104)


Date Purchased:			02/14/14


Price Per Share:		16.000 USD


Shares Purchased
by the Portfolio *:		18,300


Total Principal Purchased
by the Portfolio *:		292,800 USD


Commission or Spread:		1.120 USD


Broker:				Leerink Partners


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Small Cap Value Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Small Cap Value Portfolio


Security:			Roundy's, Inc. (CUSIP 779268101)


Date Purchased:			02/07/14


Price Per Share:		7.000 USD


Shares Purchased
by the Portfolio *:		102,400


Total Principal Purchased
by the Portfolio *:		716,800 USD


Commission or Spread:		0.315 USD


Broker:				Credit Suisse Securities LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Small Cap Value Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Small Cap Value Portfolio


Security:			Talmer Bancorp, Inc. (CUSIP 87482X101)


Date Purchased:			02/12/14


Price Per Share:		13.000 USD


Shares Purchased
by the Portfolio *:		28,800


Total Principal Purchased
by the Portfolio *:		374,400 USD


Commission or Spread:		0.910 USD


Broker:				Keefe, Bruyette & Woods


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Small Cap Value Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Small Cap Value Portfolio


Security:			Century Communities, Inc. (CUSIP 156504300)


Date Purchased:			06/17/14


Price Per Share:		23.000 USD


Shares Purchased
by the Portfolio *:		17,700


Total Principal Purchased
by the Portfolio *:		407,100 USD


Commission or Spread:		1.610 USD


Broker:				Friedman Billings & Ramsey


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Small Cap Value Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Small Cap Value Portfolio


Security:			GoPro, Inc. (CUSIP 38268T103)


Date Purchased:			06/26/14


Price Per Share:		24.000 USD


Shares Purchased
by the Portfolio *:		10,600


Total Principal Purchased
by the Portfolio *:		254,400 USD


Commission or Spread:		1.440 USD


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Small Cap Value Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Small Cap Value Portfolio


Security:			Imprivata, Inc. (CUSIP 45323J103)


Date Purchased:			06/25/14


Price Per Share:		15.000 USD


Shares Purchased
by the Portfolio *:		8,700


Total Principal Purchased
by the Portfolio *:		130,500 USD


Commission or Spread:		1.050 USD


Broker:				Piper Jaffray


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Small Cap Value Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Small Cap Value Portfolio


Security:			Markit, Ltd. (CUSIP G58249106)


Date Purchased:			06/18/14


Price Per Share:		24.000 USD


Shares Purchased
by the Portfolio *:		60,000


Total Principal Purchased
by the Portfolio *:		1,440,000 USD


Commission or Spread:		0.960 USD


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.

Met Investors Series Trust JPMorgan Small Cap Value Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Small Cap Value Portfolio


Security:			Michaels Cos., Inc. (CUSIP 59408Q106)


Date Purchased:			06/27/14


Price Per Share:		17.000 USD


Shares Purchased
by the Portfolio *:		19,000


Total Principal Purchased
by the Portfolio *:		323,000 USD


Commission or Spread:		0.956 USD


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Small Cap Value Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			JPMorgan Small Cap Value Portfolio


Security:			ServiceMaster Global Holdings, Inc. (CUSIP 81761R109)


Date Purchased:			06/26/14


Price Per Share:		17.000 USD


Shares Purchased
by the Portfolio *:		45,700


Total Principal Purchased
by the Portfolio *:		776,900 USD


Commission or Spread:		0.850 USD


Broker:				Credit Suisse Securities LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust Morgan Stanley Mid Cap Growth Portfolio Securities Purchases during an Underwriting involving
Morgan Stanley subject to Rule 10f-3
under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			Morgan Stanley Mid Cap Growth Portfolio


Security:			FireEye, Inc.(CUSIP 31816Q101)


Date Purchased:			03/06/14


Price Per Share:		82.00 USD


Shares Purchased
by the Portfolio *:		146,137


Total Principal Purchased
by the Portfolio *:		11,983,234 USD


Commission or Spread:		2.460 USD


Broker:				Barclays Capital, Inc.


Member:				Morgan Stanley & Co., Inc.